SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CIGNA HIGH INCOME SHARES
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                            ------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:
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    3)  Filing Party:
    4) Date Filed:

                            CIGNA HIGH INCOME SHARES

                                                           Newton, Massachusetts
                                                          January [      ], 2005

To Our Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, on March 1, 2005 at 8:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

      Shareholders are being asked to approve a new advisory agreement for the Fund with BlackRock Advisors, Inc. ("BlackRock Advisors"), a new sub-advisory agreement with BlackRock Financial Management, Inc. ("BlackRock Financial Management"), and to elect the individuals who serve as the trustees of the BlackRock family of closed-end funds to serve as the Board of Trustees of the Fund.

      As you know, the Fund's current adviser is CIGNA Investment Advisors, Inc., formerly known as TimesSquare Capital Management, Inc.("CIGNA Advisors"). In June 2004, CIGNA Advisors informed the Board of Trustees of the Fund that it had decided to exit the business of managing investment companies. Promptly thereafter, the Fund's independent Trustees undertook a search for a suitable replacement. In the course of this process they evaluated numerous qualified candidates to take over both the investment management and administrative duties for the Fund. They also considered various structural alternatives including continuation of the Fund as a separate legal entity and a reorganization of the Fund into another closed-end fund. The proposals described in the enclosed Proxy Statement - approval of advisory agreements with the BlackRock organization and election of the persons serving as trustees of the BlackRock closed-end funds to serve as the Trustees of your Fund - are the result of this process.

      The Board of Trustees' recommendation of BlackRock Advisors as adviser and BlackRock Financial Management as sub-advisor to the Fund is based upon a number of factors, including the BlackRock, Inc. ("BlackRock") organization's record of superior investment performance in managing closed-end, leveraged high yield bond funds. BlackRock Advisors and BlackRock Financial Management are wholly owned subsidiaries of BlackRock, which is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management as of September 30, 2004.

      The BlackRock organization has over 15 years of experience managing closed-end products and, as of September 30, 2004, advised a closed-end family of 52 active funds with approximately $15 billion in assets.

      If shareholders approve the proposed advisory and sub-advisory agreements and elect the proposed trustees, BlackRock Advisors will change the name of the Fund to BlackRock High Income Trust and bring the Fund into BlackRock's family of closed-end funds. The Fund's ticker symbol will remain "HIS".

      Please note that the Fund's investment management fees will not increase as a result of approving BlackRock Advisors as adviser to the Fund. BlackRock Advisors' proposed advisory fees are the same as the fees paid by the Fund to its current investment adviser. BlackRock Advisors, not the Fund, will pay BlackRock Financial Management's sub-advisory fees. In addition, BlackRock Advisors has agreed that it will, for two years after beginning as investment adviser to the Fund, waive its management fees to the extent necessary to keep net Fund operating expenses (excluding interest expenses, extraordinary expenses and broker costs) no higher than the Fund's net operating expenses as of the date BlackRock Advisors begins managing the Fund.

      We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

      The Annual Report of CIGNA High Income Shares for the year ended December 31, 2003 and the Semi-Annual Report for the period ending June 30, 2004 have previously been mailed to you.

                                        Sincerely,


                                        RICHARD H. FORDE
                                        Chairman of the Board

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

          SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS
       ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE
          ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                            CIGNA HIGH INCOME SHARES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of CIGNA High Income Shares:

      A Special Meeting of Shareholders of CIGNA High Income Shares (the "Fund") will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, on March 1, , 2005 at 8:30 a.m., Eastern Time, for the following purposes:

    (1) To approve an advisory agreement between the Fund and BlackRock Advisors, Inc. ("BlackRock Advisors") and a sub-advisory agreement among the Fund, BlackRock Advisors and BlackRock Financial Management, Inc. ("BlackRock Financial Management").

    (2) To elect new Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

    (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Holders of record of the shares of the Fund at the close of business on January 10, 2005 are entitled to vote at the meeting.

      Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy /voting instruction card.




                                                Jeffrey S. Winer
                                                Secretary

Newton, Massachusetts
January [       ], 2005

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                            CIGNA HIGH INCOME SHARES

      This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA High Income Shares (the "Fund") for use at a Special Meeting of Shareholders of the Fund to be held at The Colony Club, 1500 Main Street, Springfield, Massachusetts 01115, on March 1, 2005 at 8:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

      Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

      For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees, but will have the same effect as a vote "against" the proposal to approve the advisory agreement and sub-advisory agreement.

      The Board of Trustees recommends a vote FOR the approval of the advisory agreement with BlackRock Advisors and of the sub-advisory agreement with BlackRock Advisors and BlackRock Financial Management and FOR the election of Trustees. If no specification is made, the proxy will be voted FOR the approval of the advisory agreement and sub-advisory agreement, FOR the election of Trustees as listed, and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

      Costs of soliciting proxies will be borne by BlackRock Advisors and by CIGNA Investment Advisors, Inc. ("CIGNA Advisors"). The Fund will not incur any costs in connection with this proxy solicitation. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone. The Fund has also retained a proxy solicitor, The Altman Group, Inc., to assist in the solicitation of proxies. The costs of retaining this firm, which will be fully borne by BlackRock Advisors and CIGNA Advisors, will be $5,000 plus reasonable out of pocket expenses.

      BlackRock Advisors and CIGNA Advisors have agreed to indemnify and hold the solicitation firm harmless against any liability incurred in connection with the solicitation of proxies, unless the liability results from the firm's negligence or misconduct. The agreement with the solicitation firm will terminate upon conclusion of the shareholder meeting or any adjournments of the meeting.

      In the event a quorum is not present at the meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments or postponements of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment or postponement and additional solicitation are reasonable and in the interests of shareholders of the Fund. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

      At the close of business on January 10, 2005, the record date for the determination of shareholders entitled to vote at the meeting, there were [ ]outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about January 14, 2005, 2004 to shareholders of record on the record date.

      The principal executive offices of the Fund are located at (and its mailing address is) 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462.

      The Fund will furnish to a shareholder upon request, without charge, a copy of the 2003 annual report and June 30, 2004 semi-annual report. Requests may be made by writing to the Fund c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-528.6718.

                                  PROPOSAL ONE
                  APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

      The shareholders of the Fund are being asked to approve an investment advisory agreement between the Fund and BlackRock Advisors and a sub-advisory agreement among the Fund, BlackRock Advisors and BlackRock Financial Management. The proposed advisory agreement and sub-advisory agreement are attached as Appendix A-1 and A-2, respectively, to this Proxy Statement. At a meeting of the Board of Trustees held on November 23, 2004, the Trustees of the Fund voted to approve the advisory agreement with BlackRock Advisors and the sub-advisory agreement with BlackRock Financial Management, subject to shareholder approval.

BACKGROUND
      CIGNA Advisors, formerly known as TimesSquare Capital Management, Inc., the current advisor to the Fund, informed the Board of Trustees of the Fund in June 2004 that it had decided to exit the business of managing investment companies. Promptly thereafter, the Fund's independent Trustees undertook a search for a suitable replacement to take over both investment management and administrative duties for the Fund. At the direction of the independent Trustees, CIGNA Advisors sent a written request for proposal to approximately ten investment management firms with high yield bond management capabilities. These requests for proposal solicited information on numerous pertinent topics, including each firm's experience managing high yield bond portfolios in general and high yield bond registered investment companies in particular; investment performance; fund administration capabilities; biographical data of relevant investment professionals; compliance and regulatory matters; and firm financial statements. After reviewing responses from these firms, the independent Trustees selected two firms, including BlackRock Advisors, as finalists and at a meeting of the Board of Trustees held on October 12, 2004 conducted in-person interviews with representatives of both firms.

      At the October 12 meeting, representatives of each advisory firm presented detailed information to the Trustees, including background information on their firm and its resources, their investment philosophy and process, historical performance, special considerations entailed in managing a portfolio that uses leverage such as the Fund, client service capabilities, information on portfolio managers and analysts, and information on their firm's compliance capabilities and resources.

      Following the October 12th meeting, the Board of Trustees requested additional information from each of the firms, including information on the members of the boards of trustees of closed-end funds under their management, how the firms would utilize the Fund's line of credit, and the firm's expectations concerning the level of Fund operating expenses in the future.

      Following review of this information, at a meeting held on November 23, 2004, the Board of Trustees selected BlackRock Advisors as the investment adviser and BlackRock Financial Management as sub-advisor to the Fund and approved the new advisory agreement with BlackRock Advisors and sub-advisory agreement with BlackRock Financial Management, subject to shareholder approval. In reaching this decision, the Trustees concluded that the BlackRock organization has (a) a long-term record of superior performance in managing high yield bonds as an asset class, and in particular in managing leveraged, closed-end high-yield bond funds, with an emphasis on risk-adjusted returns and capital preservation; (b) substantial research and portfolio management resources and personnel focused exclusively on management of high yield bonds; and (c) extensive resources dedicated to servicing closed-end fund shareholders and has broad closed-end fund administration expertise. The Board of Trustees' selection of BlackRock Advisors was also based on the fact that the advisory fees under the new advisory agreement will be the same as under the existing agreement with CIGNA Advisors. Further, BlackRock Advisors has committed, for two years after commencement of its advisory agreement with the Fund, to maintain the Fund's net operating expense ratio at a level no greater than that of the Fund's net operating expense ratio as of the time that BlackRock Advisors begins managing the Fund. The Board also considered that Fund non-advisory fee expenses may decrease since the Fund will become part of the BlackRock family of closed-end funds, and may benefit from the economies of scale associated with a larger fund complex and potential for improved operating efficiencies.

      In selecting BlackRock Advisors, the Trustees focused on the BlackRock organization's superior investment and administrative capabilities in comparison to the capabilities of the numerous other firms it considered as the new investment adviser for the Fund, as well as BlackRock Advisor's willingness to serve as investment adviser to the Fund at current fee levels. The Board selected the firm it considered to be the best successor adviser available to the Fund.

     While the Trustees did not compare the advisory fees under the proposed advisory agreement with BlackRock Advisors with those under other investment advisory contracts, it had recently compared the advisory fees payable under the CIGNA Advisors agreement with advisory fees paid by other high yield funds in connection with the renewal of the CIGNA Advisors agreement and had concluded that the fees were comparable. Since the Fund is a closed-end fund and is not expected to increase in size (other than by potential appreciation of assets), the Board did not consider whether the level of advisory fees reflects economies of scale. The Board also did not consider the costs of services to be provided and profits to be realized by BlackRock Advisors from its relationship with the Fund.

      During their evaluations, the Trustees were made aware of the fact that BlackRock proposed to make certain payments to CIGNA Advisers in connection with the acquisition of its closed-end fund business, but this did not influence the Trustees' decision to recommend BlackRock Advisors as the adviser to the Fund.

      The Board of Trustees also considered whether the Fund should be merged into another closed-end high yield fund managed by BlackRock Advisors. The Trustees concluded that, based on several factors such as the size of the Fund and the negative impact that a merger would have on the Fund's borrowing arrangements, it was in the Fund's and shareholders' best interests to maintain the Fund as a separate investment company.

      BlackRock Advisors is not affiliated with CIGNA Advisors or any of its affiliates, and none of the Fund's Trustees and officers are employed by or otherwise affiliated with BlackRock Advisors or BlackRock Financial Management or, to their knowledge, with any affiliated persons of these organizations.



BLACKROCK ADVISORS - PORTFOLIO MANAGEMENT
      If the advisory agreement and sub-advisory agreement are approved, the assets of the Fund will be managed by a team of investment professionals at BlackRock Financial Management, including the following individuals who will have day-to-day responsibility: Jeff Gary, Managing Director of BlackRock Financial Management since 2003, and Scott Amero, Managing Director of BlackRock Financial Management since 1990. Jeff Gary is the head of BlackRock's High Yield Team. Prior to joining BlackRock Financial Management, he was a Managing Director and portfolio manager with AIG (American General) Investment Group. Scott Amero is co-Head of BlackRock's Fixed Income Portfolio Management Group and joined BlackRock Financial Management in 1990.


INFORMATION ABOUT THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS
      If approved by shareholders, the new advisory and sub-advisory agreements will each remain in full force and effect until February 28, 2007, and, unless terminated in accordance with their respective terms, will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (1) the Board of Trustees of the Fund or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund, and
(2) the vote of a majority of those Trustees of the Fund who are not parties to the advisory or sub-advisory agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval.

      THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUND. The Fund will pay BlackRock Advisors a fee for serving as adviser to the Fund equal to the annual rate of 0.75% of the average weekly total asset value of the Fund for the first $200 million of total Fund assets, and 0.50% for all Fund assets in excess of $100 million payable monthly in arrears. These are the same rates as under the current advisory agreement with CIGNA Advisors. From this fee, BlackRock Advisors will pay BlackRock Financial Management its sub-advisory fee for its services under the sub-advisory agreement. The Fund may also, subject to approval by the Board of Trustees, reimburse BlackRock Advisors for a pro rata share of certain costs of employees who devote substantial time to operation of the Fund or other investment companies managed by BlackRock Advisors. This reimbursement is similar to the Fund's existing arrangements with CIGNA Advisors concerning reimbursement of expenses of the Offices of the Treasurer and Secretary.

      Under the new advisory agreement, BlackRock Advisors will, among other things: (i) continuously furnish an investment program for the Fund; (ii) place orders for the purchase and sale of securities for Fund; (iii) provide for certain facilities and administrative services; (iv) prepare financial and other reports required to be filed with the Securities and Exchange Commission; and
(v) generally manage, supervise and conduct the affairs and business of the Fund. Under the new sub-advisory agreement, BlackRock Financial Management will perform certain aspects of the day-to-day investment management of the Fund. The Fund will be responsible for expenses related to, among other things: (i) custodial, depository, accounting, pricing and trustee services; (ii) accounting and auditing; (iii) brokerage and related costs; (iv) taxes; (v) registration and filing fees; (vi) preparation and printing of certificates relating to the issuance of securities;(vii) printing and mailing of proxy statements, reports and other communications to shareholders; (viii) insurance; (ix) legal counsel in connection with matters relating to the Fund; and (x) interest on borrowings by the Fund. The forms of the new advisory and sub-advisory agreements are attached to this proxy statement in Appendix A-1 and A-2, respectively, and the description set forth in this proxy statement of the new advisory and sub-advisory agreements is qualified in its entirety by reference to Appendix A-1 and A-2.

      The material differences between the new advisory agreement with BlackRock Advisors and the existing advisory agreement with CIGNA Advisors include:

o the new agreement more explicitly identifies the administrative services that BlackRock Advisors will perform for the Fund;
o the new agreement authorizes BlackRock Advisors and its affiliates to engage in "agency cross" transactions, that is, transactions in which a broker that is an affiliate of the advisor is on both sides of the transaction. The Fund can revoke its consent to these transactions at any time;
o the new agreement permits, at the discretion of the Fund's Board of Trustees, the Fund to indemnify BlackRock Advisors against certain liabilities. The Fund can not indemnify BlackRock Advisors for any liabilities resulting from BlackRock Advisors' bad faith, willful misfeasance, gross negligence or reckless disregard of its duties.


INFORMATION ON BLACKROCK ADVISORS AND BLACKROCK FINANCIAL MANAGEMENT
      BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, NY 10022, are each wholly owned subsidiaries of BlackRock, which is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management as of September 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

      The BlackRock organization has over 15 years of experience managing closed-end products and, as of September 30, 2004, advised a closed-end family of 52 active funds with approximately $15 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States. BlackRock's shares are traded on the New York stock Exchange (BLK). As of September 30, 2004, PNC owned approximately 71% of BlackRock's shares.

The executive officers and directors of BlackRock Advisors are:

NAME                          POSITION
----                          --------
Laurence D. Fink              Chief Executive Officer
Ralph L. Schlosstein          President and Director
Robert S. Kapito              Vice Chairman and Director
Robert P. Connolly            General Counsel and Secretary
Paul L. Audet                 Director
Laurence J. Carolan           Director
Kevin M. Klingert             Director
John P. Moran                 Director
Thomas H. Nevin               Director
Mark Steinberg                Director

The executive officers and directors of BlackRock Financial Management are:

NAME                          POSITION
--------------------------------------------------------------------------------
Laurence D. Fink              Chairman, Chief Executive Officer and Director
Ralph L. Schlosstein          President and Director
Robert S. Kapito              Vice Chairman and Director
Paul  L. Audet                Chief Financial Officer
Robert P. Connolly            General Counsel and Secretary

The address of each of these persons is 40 East 52nd Street, New York, New York 10022.

BlackRock Advisors serves as investment adviser for two closed-end funds and one open-end fund with investment objectives similar to the Fund:

--------------------------------------------------------------------------------
                        Size of Fund (as of
Name of Fund            September 30, 2004)   Rate of Advisory Fee  Fee waiver
--------------------------------------------------------------------------------
BlackRock High Yield    $50 Million           1.48%                 N/A
Trust*
--------------------------------------------------------------------------------
BlackRock Strategic     $106 Million          0.75%                 N/A
Bond Trust*
--------------------------------------------------------------------------------
BlackRock Funds High    $627 Million          0.50%                 0.26%
Yield Bond Portfolio**
--------------------------------------------------------------------------------

* Closed-end
** Open-end


IMPACT ON EXISTING ADVISORY AGREEMENT WITH CIGNA ADVISORS AND SUB-ADVISORY AGREEMENT WITH SHENKMAN CAPITAL MANAGEMENT, INC.
      Upon commencement of the new advisory agreement with BlackRock Advisors, the Fund's investment advisory agreement with CIGNA Advisors and sub-advisory agreement with Shenkman Capital Management, Inc. ("Shenkman") will terminate. The advisory agreement with CIGNA Advisors is dated April 5, 1988 and was approved by shareholders in May 1988. The sub-advisory agreement with Shenkman is dated April 29, 2003 and was approved by shareholders on the same date. The Board of Trustees last renewed the advisory agreement with CIGNA Advisors and the sub-advisory agreement with Shenkman on March 9, 2004.

      During 2003, the Fund paid CIGNA Advisors $1,585,000 for services provided under the investment advisory agreement. This amount included $66,000 for reimbursement of a pro rata share of the costs of certain employees who devote a substantial amount of their time to providing certain non-advisory services to the Fund and other investment companies managed by CIGNA Advisors. These services will not continue after commencement of the new advisory agreements. CIGNA Advisors in turn paid Shenkman its sub-advisory fee.

RECOMMENDATION OF THE BOARD OF TRUSTEES
      Based on its review, the Board of Trustees approved the selection of BlackRock Advisors to serve as advisor to the Fund and BlackRock Financial Management to serve as sub-advisor, and the proposed advisory and sub-advisory agreements. The Board then directed that the selection of BlackRock Advisors as advisor, BlackRock Financial Management as sub-advisor, and the proposed advisory and sub-advisory agreements be submitted to shareholders for approval with the Board's recommendation that shareholders of the Fund vote to approve the proposed advisory and sub-advisory agreements.

      Approval of the advisory and sub-advisory agreements requires the affirmative vote of the lesser of either (a) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or
(b) more than 50% of the outstanding shares of the Fund. If the proposal does not receive the requisite shareholder approval, then the Trustees will meet to consider possible alternatives, which might include resubmission of the proposal for shareholder approval.

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL ONE

                                  PROPOSAL TWO

                              ELECTION OF TRUSTEES
      At the meeting, nine new Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Andrew F. Brimmer, Richard E. Cavanaugh, Kent Dixon, Frank J. Fabozzi, R. Glenn Hubbard, Robert S. Kapito, Walter F. Mondale, Ralph L. Schlosstein and James Clayburn LaForce, Jr. None of the nominees currently serves as a Trustee of the Fund. The current Trustees of the Fund are not seeking re-election. Shareholders are asked to elect these nominees as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his successor. Each of the nominees currently serves as a trustee or director of other closed-end funds for which BlackRock Advisors acts as investment advisor. Members of the Nominating Committee, who are independent Trustees of the Fund, along with their counsel, interviewed the nominees and recommended their election as Trustees of the Fund.

      All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

Information on Nominees

      Certain information concerning the nominees is set forth in the table below. Nominees who would, if elected, be interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") are denoted by an asterisk (*). Nominees who would, if elected, be independent trustees are those who would not be interested persons of the Fund or BlackRock Advisors and are denoted without an asterisk. The business address of the nominees is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.


              ,                                       Number of
                                                    Portfolios in
  Name, Address   Term of     Principal Occupation    BlackRock
      Age        Office and        During the        Fund Complex
  and Position    Length of   Past Five Years and    Overseen by
   Held with        Time             Other            Nominee for    Other Directorships
   Registrant     Served**        Affiliations         Trustee        held by Trustee
----------------------------------------------------------------------------------------
INDEPENDENT      Nominee     President of Brimmer         52       Director of
NOMINEES:                    & Company, Inc., a                    CarrAmerica Realty
Andrew F.                    Washington,                           and Borg-Warner
Brimmer                      Corporation                           Automotive. Former
P.O. Box 4546                D.C.-based economic                   Director of
New York, NY                 and financial                         BankAmerica
10163-4546                   consulting firm.                      Corporation (Bank of
Age: 77                      Wilmer D. Barrett                     America), Bell South
Nominee                      Professor of                          Corporation, College
                             Economics, University                 Retirement Equities
                             of Massachusetts--                     Fund (Trustee),
                             Amherst. Formerly                     Commodity Exchange,
                             member of the Board                   Inc. (Public
                             of Governors of the                   Governor),
                             Federal Reserve                       Connecticut Mutual
                             System. Former                        Life Insurance
                             Chairman, District of                 Company, E.I. du Pont
                             Columbia Financial                    de Nemours & Company,
                             Control Board. Lead                   Equitable Life
                             Trustee and Chairman                  Assurance Society of
                             of the Audit                          the United States,
                             Committee of each of                  Gannett Company,
                             the closed-end trusts                 Mercedes-Benz of
                             of which BlackRock                    North America, NCM
                             Advisors acts as                      Financial Corporation
                             investment advisor.                   (American Security
                                                                   Bank), MNC Capital
                                                                   Management, Navistar
                                                                   International
                                                                   Corporation, PHH
                                                                   Corp. and UAL
                                                                   Corporation (United
                                                                   Airlines).


Richard E.       Nominee     President and Chief          52       Trustee, Airplanes
Cavanagh                     Executive Officer of                  Group, Aircraft
P.O. Box 4546                The Conference Board,                 Finance Trust (AFT)
New York, NY                 Inc., a leading                       and Educational
10163-4546                   global business                       Testing from
Age: 58                      membership                            1995-present. Former
Nominee                      organization, from                    Service (ETS).
                             1995-present. Former                  Director, Arch Executive Dean
                             of the Chemicals,                     Fremont John F. Kennedy Group and
                             The School of Government              Guardian Life
                             at Harvard University                 Insurance Company America.
                             from 1988-1995.
                             Acting Director,
                             Harvard Center for
                             Business and
                             Government
                             (1991-1993). Formerly
                             Partner (principal)
                             of McKinsey &
                             Company, Inc.
                             (1980-1988). Former
                             Executive Director of
                             Federal Cash
                             Management, White
                             House Office of
                             Management and Budget
                             (1977-1979).
                             Co-author, THE
                             WINNING PERFORMANCE
                             (best selling
                             management book
                             published in 13
                             national editions).

Kent Dixon       Nominee     Consultant/Investor.         52       Former Director of
P.O. Box 4546                Former  President and                 ISFA (the owner of
New York, NY                 Chief Executive                       INVEST, a national
10163-4546                   Officer of Empire                     securities brokerage
Age:  66                     Federal Savings Bank                  service designed for
Nominee                      of America and Banc                   banks and thrift
                             PLUS Savings                          institutions).
                             Association, former
                             Chairman of the
                             Board, President and
                             Chief


                             Executive
                             Officer of Northeast
                             Savings.

Frank J. Fabozzi Nominee     Consultant. Editor of        52       Director, Guardian
P.O. Box 4546                THE JOURNAL OF                        Mutual Funds Group
New York, NY                 PORTFOLIO MANAGEMENT                 (18 portfolios).
10163-4546                   and Frederick Frank
Age: 55                      Adjunct Professor of
Nominee                      Finance at the School
                             of Management at Yale
                             University. Author
                             and editor of several
                             books on fixed income
                             portfolio management.
                             Visiting Professor of
                             Finance and
                             Accounting at the
                             Sloan School of
                             Management, Media,
                             Massachusetts
                             NY Institute of
                             Technology from 1986
                             to August 1992.


R. Glenn Hubbard             Dean of Columbia Business    52       Director of ADP Dex
P.O. Box 4546                School since July 1,                  KKR Financial Corporation
and New York,                2004; faculty                         and Ripplewood Holdings.
10163-4546                   member of Columbia
Age: 46                      University's
Nominee                      2004; faculty member
                             of Columbia
                             University's Graduate
                             School of Arts
                             and Sciences since 1988;
                             Russell L. Carson
                             Professor of
                             Finance and Economics;
                             Deputy Assistant Secretary
                             of the U.S.
                             Treasury Department for Tax
                             Policy from 1991 to
                             1993; Chairman of the
                             U.S. Council of Economic
                             Advisers and Chairman of the
                             Economic Policy
                             Committee of the OECD
                             from February
                             2001 until March 2003.

James Clayburn   Nominee     Dean Emeritus of The         52       Director of Payden &
LaForce, Jr.                 John E. Anderson                      Rygel Investment
P.O. Box 4546                Graduate School of                    Trust, Metzler-Payden
New York, NY                 Management,                           Investment Trust,
10163-4546                   University of                         Advisor Series Trust,
Age: 75                      California since July                 Arena
Nominee                      1, 1993. Acting Dean                  Pharmaceuticals, Inc.
                             of The School of                      and CancerVax
                             Business, Hong Kong                   Corporation.
                             University of Science
                             and Technology
                             1990-1993. From 1978
                             to September 1993,
                             Dean of The John E.
                             Anderson Graduate
                             School of Management,
                             University of
                             California.

Walter F.        Nominee     Senior Counsel,              52       Director of United
Mondale                      Dorsey & Whitney LLP,                 Health Foundation and
P.O. Box 4546                a law firm (January                   the Japan Society.
New York, NY                 2004-present);                        Member of the Hubert
10163-4546                   Partner, Dorsey &                     H. Humphrey Institute
Age: 76                      Whitney LLP (December                 of Public Affairs
Nominee                      1987-August 1993).                    Advisory Board, The
                             Formerly U.S.                         Mike and Maureen
                             Ambassador to Japan                   Mansfield Foundation,
                             (1993-1996).                          Dean's Board of
                             Formerly, Vice                        Visitors of the
                             President of the                      Medical School at the
                             United States, U.S.                   University of
                             Senator and Attorney
                             General of the



                             State of Minnesota.                   Minnesota, and the
                             1984 Democratic                       Mayo Foundation
                             Nominee for                           Advisory Council to
                             President of the                      the President.
                             United States.
                             Formerly Director of
                             Northwest Airlines
                             Corp., UnitedHealth
                             Group and RBC Dain
                             Rauscher, Inc.

INTERESTED       Nominee     Vice Chairman of             52       Chairman of the Hope
NOMINEES:                    BlackRock, Inc. Head                  & Heroes & Children's
Robert S. Kapito             of BlackRock's                        Cancer Trustee and
Age: 47                      Portfolio Management                  President Fund.
Nominee                      Group, a member of                    President of the
                             the Management                        Board of Directors of
                             Committee, the                        Periwinkle National
                             Investment Strategy                   Theatre for Young
                             Group, the Fixed                      Audiences. Director
                             Income and Global                     of Icruise.com, Corp.
                             Equity Investment
                             Strategy Group.
                             Responsible for the
                             portfolio management of the
                             Fixed Income, Domestic Equity
                             and International
                             Equity, Liquidity and
                             Alternative Investment Groups
                             of BlackRock. Currently,
                             President and Trustee of
                             each of the closed-end trusts
                             for which BlackRock
                             Advisors acts as investment
                             advisor.

Ralph L.          Nominee    Director since 1999          52       Chairman and
Schlosstein                  and President of                      President of the
Age: 53                      BlackRock, Inc. since                 BlackRock Liquidity
Nominee                      its formation in 1998                 Funds (10
                             and of BlackRock                      portfolios). Director
                             Inc.'s predecessor                    of Anthracite
                             entities since 1988.                  Capital, Inc. and
                             Member of BlackRock's                 Director of several
                             Management Committee                  of BlackRock's
                             and Investment                        alternative
                             Strategy Group.                       investment vehicles.
                             Formerly, Managing                    Currently, Member of
                             Director of Lehman                    the Visiting Board of
                             Brothers, Inc. and                    Overseers of the John
                             Co-head of its                        F. Kennedy School of
                             Mortgage and Savings                  Government at Harvard
                             Institutions Group.                   University, the
                             Currently, Chairman                   Financial
                             and Trustee of each                   Institutions Center
                             of the closed-end                     Board of the Wharton
                             trusts for which                      School of the
                             BlackRock Advisors                    University of
                             acts as investment                    Pennsylvania, Trustee
                             advisor.                              of Trinity School in
                                                                   New York City, Trustee
                                                                   of New Visions for Public
                                                                   Education in New York and
                                                                   of The Public Theatre.
                                                                   Member of the Board of
                                                                   Advisers of Marujupa LLC.
                                                                   Formerly, a Director of
                                                                   Pulte Corporation
                                                                   and a Member of Fannie
                                                                   Mae's Advisory Council.


** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

None of the nominees have received any compensation from the Fund.

The following table sets forth the number of shares of the Fund and shares of all funds in the BlackRock family of closed-end funds beneficially owned by the nominees. The information provided is as of December 31, 2003. As of December 31, 2003, none of the nominees owned shares of the Fund.

Nominees who are not      Dollar Range of     Aggregate Dollar Range of
"interested persons"      Equity Securities   Equity Securities
of the Fund               in the Fund         in BlackRock Closed-End Funds
--------------------------------------------------------------------------------
Andrew F. Brimmer         None                Over $100,000
Richard E. Cavanaugh      None                Over $100,000
Kent Dixon                None                Over $100,000
Frank J. Fabozzi          None                $10,001-$50,000
R. Glenn Hubbard          None                None
James C. LaForce, Jr      None                Over $100,000
Walter F. Mondale         None                Over $100,000

Nominees who are          Dollar Range of     Aggregate Dollar Range of
"interested persons"      Equity Securities   Equity Securities
of the Fund               in the Fund         in BlackRock Closed-End Funds
--------------------------------------------------------------------------------
Robert S. Kapito          None                Over $100,000
Ralph L. Schlosstein      None                Over $100,000

     Based on information furnished by each nominee who would not be an interested person of the Fund as of December 31, 2003, neither Andrew F. Brimmer, Richard E. Cavanaugh, Kent Dixon, Frank J. Fabozzi, R. Glenn Hubbard, Walter F. Mondale, James Clayburn LaForce, Jr. nor any of their immediate family members owned any securities issued by BlackRock, BlackRock Advisors, BlackRock Financial Management or their affiliates as of that date.

Section 16(a) Beneficial Owner Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities ("10% shareholders"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and 10% shareholders were satisfied.


      The Board of Trustees of the Fund held six Board meetings during 2003. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board has adopted a policy that Trustees will ordinarily attend annual meetings of shareholders. At the Fund's annual shareholders meeting held on March 22, 2004, four Trustees attended the meeting. The Board of Trustees has three standing committees:
Audit; Contracts; and Nominating. Information on these committees is provided below.

  Audit Committee
      The Fund has an Audit Committee comprised of only "Independent Trustees" of the Fund (as defined in the regulations of the NYSE, who are also not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year; makes recommendations to the full Board as to the firm of independent accountants to be selected; reviews the methods, scope and results of audits and fees charged by such independent accountants; and reviews the Fund's internal accounting procedures and controls. The Committee held four meetings in 2003.

      In discharging its oversight responsibility as to the audit process, the Audit Committee has reviewed and discussed with management the audited financial statements for the last fiscal year. The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP ("PWC"), the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that might impact their objectivity and independence and satisfied itself as to the independent accountants' independence. In addition, the Audit Committee reviewed the non-audit services to be provided by the independent accountants of the Fund. In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's 2003 annual report to shareholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for filing with the SEC.

Independent Accountants and Fees
      For the fiscal year ended December 31, 2003, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included review of tax returns of the Fund and providing tax planning advice. The Audit Committee has appointed PWC as the Fund's independent accountants for the fiscal year ending December 31, 2004.

      PWC also serves as independent accountants for CIGNA.

      Representatives of PWC are not expected to attend the meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES
      For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Fund's annual report to shareholders for those fiscal years, PWC billed the Fund $35,000 and $39,000, respectively.

AUDIT-RELATED FEES
      For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Fund $9,800 and $11,300, respectively, for assurance or related services related to the audit or review of the Fund's financial statements. These services related to performing agreed upon procedures relating to the Fund's revolving line of credit.

TAX FEES
      For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Fund $5,075 and $5,700, respectively, for reviewing the Fund's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.



ALL OTHER FEES
      For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Fund for any other products and services, other than those listed above.

      For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" were approved by the Fund's Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

      The aggregate non-audit fees billed by PWC for services rendered to CIGNA Advisors, the investment advisor to the Fund and an indirect, wholly owned subsidiary of CIGNA, and other entities controlling, controlled by or under common control with CIGNA Advisors that provide ongoing services to the Fund for fiscal years ended December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

      The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Fund by the Fund's independent accountants.

      For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill any fees that were required to be approved by the Fund's Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(ii)(C).

      In considering PWC's independence, the Audit Committee has considered and determined that the provision of non-audit services rendered to CIGNA Advisors by PWC that did not require Audit Committee pre-approval was compatible with maintaining PWC's independence.

      The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and that Paul J. McDonald has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Carol Ann Hayes, Marnie Wagstaff Mueller, Russell H. Jones and Paul J. McDonald (Chairperson). All members of the Audit Committee meet the independence standards as defined by the NYSE Listing Company Manual in Sections 303.01(B)(2)(a) and (3) and 303A.06.


Contracts Committee
      The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from CIGNA Advisors information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held two meetings in 2003. The current members of the

Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones (Chairperson) and McDonald, none of whom are interested persons of the Fund.

Nominating Committee
        The Nominating Committee manages the development and maintenance of the Board's membership and organization; nominates for consideration by the shareholders or the Board candidates to serve as Trustees of the Fund; supervises the nomination of Trustees of the Fund and establishes and maintains policies regarding the selection of the nominees; and reviews periodically the compensation of Trustees paid by the Fund and recommends to the Board such adjustments therein as it deems appropriate. The Committee will consider Trustee nominees recommended by shareholders in accordance with the procedures set forth in the Nominating Committee Charter. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are "interested persons" as defined in
Section 2(a)(19) of the 1940 Act.

Required Vote
      Each nominee for Trustee must be elected by a plurality of the shares of the Fund voted at the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                          COMMUNICATIONS WITH THE BOARD
    Shareholders wishing to communicate with the Board may do so by sending a written communication to any Trustee c/o CIGNA Investment Advisors, Inc., 280
  Trumbull Street, H16C, Hartford, CT 06103. Any shareholder communication so received will be promptly forwarded to the Trustee(s) to whom it is addressed.


                             MANAGEMENT OF THE FUND

      Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund is set out below. The executive officers are elected annually by the Board of Trustees. As of December 31, 2003, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

      RICHARD H. FORDE, 51, Senior Managing Director, CIGNA Advisors; Chairman of the Board and President of the Fund.

      ALFRED A. BINGHAM III, 60, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities; Assistant Vice President, CIGNA Advisors.

      JEFFREY S. WINER, 47, Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities; Senior Counsel, CIGNA.

      If shareholders elect the proposed nominees and approve the advisory agreement with BlackRock Advisors and sub-advisory agreement with BlackRock Financial Management, the Board of Trustees will appoint new Fund officers.

                                 OTHER BUSINESS
Shareholder Proposals for 2005

      Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2005 annual meeting must have been received by management of the Fund prior to November 20, 2004. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by February 3, 2005.

      Management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                                Jeffrey S. Winer
                                                Secretary
Newton, Massachusetts
January [       ], 2005

                                  Appendix A-1

                          INVESTMENT ADVISORY AGREEMENT
                            CIGNA HIGH INCOME SHARES

                         INVESTMENT MANAGEMENT AGREEMENT


            AGREEMENT, dated [ ], between BlackRock High Income Trust (f/k/a CIGNA High Income Shares) (the "Trust"), a Massachusetts business trust, and BlackRock Advisors, Inc. (the "Advisor"), a Delaware corporation.

            WHEREAS, Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

            NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Trust. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Advisor shall
(i) act as investment advisor for and supervise and manage the investment and reinvestment of the Trust's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust; and (iv) provide investment research to the Trust.

3. Duties and Obligations of Advisor with Respect to the Administration of the Trust. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

(a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

(b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940

Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

(c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

(d) Review the appropriateness of and arrange for payment of the Trust's expenses;

(e) Prepare for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

(f) Prepare for reviews by an officer of the Trust, the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, Form N-CSR, Form N-PX, and such other reports, forms and filings, as may be mutually agreed upon;

(g) Prepare such reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's custodian, counsel or auditors;

(h) Prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

(i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

(j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian and Transfer and Dividend disbursing agent as the Board of Trustees may reasonably request or deems appropriate;

(k) Oversee and review calculations of fees paid to the Trust's service providers;

(l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

(m) Consult with the Trust's officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

(n) Review implementation of any share purchase programs authorized by the Board of Trustees;

(o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

(p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

(q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

(r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to
Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

(s) Respond to or refer to the Trust's officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

(t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Advisor.

            All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder.

            The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

4. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust and

            (b) In addition, the Advisor will:

                  (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In addition, the Advisor is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor), provided that the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

                  (ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the commercial department of its affiliates; and

                  (iii) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor's part regarding the advisory client. The SEC has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Advisor.

8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Trustees of the Trust may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor.

(a) Compensation of the Advisor. The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the "Investment Advisory Fee") in arrears at an annual rate equal to 0.75% of the average weekly value of the Trust's Managed Assets not in excess of $200,000,000 and at an annual rate of 0.50% of the average weekly value of the Trust's Managed Assets over $200,000,000. "Managed Assets" means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

(c) Indemnity. The Trust may, in the discretion of the Board of Trustees of the Trust, indemnify the Advisor, and each of the Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust.

(d) The Trust may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee-undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

     The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

9. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

     (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 6.1 of the Trust's Declaration of Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Trust.

10. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Advisor 60 days' notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Name BlackRock. The Advisor has consented to the use by the Trust of the name or identifying word "BlackRock" in the name of the Trust. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Trust. The name or identifying word "BlackRock" may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using "BlackRock" in the name of the Trust if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                          BLACKROCK HIGH INCOME TRUST



                          By: ____________________
                              Name:
                              Title:

                              BLACKROCK ADVISORS, INC.



                         By:____________________
                            Name:
                            Title:


                                  Appendix A-2

                             Sub-Advisory Agreement
                        SUB-INVESTMENT ADVISORY AGREEMENT
                        ---------------------------------

            AGREEMENT dated [ ], 2005, among BlackRock High Income Trust, a Massachusetts business trust (the "Trust"), BlackRock Advisors, Inc. a Delaware corporation (the "Advisor"), and BlackRock Financial Management, Inc., a Delaware corporation (the "Sub-Advisor").

            WHEREAS, the Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, the Advisor wishes to retain the Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Advisor's advisory activities on behalf of the Trust;

            WHEREAS, the advisory agreement between the Advisor and the Trust, dated [ ], 2005 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Advisory Agreement") contemplates that the Advisor may sub-contract investment advisory services with respect to the Trust to a sub-advisor pursuant to a sub-advisory agreement agreeable to the Trust and approved in accordance with the provisions of the 1940 Act; and

            WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

            NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

17. Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-advisor with respect to the Trust and the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Services of the Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Advisor and the direction and control of the Trust's Board of Trustees, the Sub-Advisor will perform certain of the day-to-day operations of the Trust, which may include one or more of the following services, at the request of the Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Trust as the Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;
(b) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Trust; (c) providing investment research and credit analysis concerning the Trust's investments, (d) assist the Advisor in determining what portion of the Trust's assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Trust, and (f) maintaining the books and records as are required to support Trust investment operations. At the request of the Advisor, the Sub-Advisor will also, subject to the oversight and supervision of the Advisor and the direction and control of the Trust's Board of Trustees, provide to the Advisor or the Trust any of the facilities and equipment and perform any of the services described in
Section 3 of the Advisory Agreement. In addition, the Sub-Advisor will keep the Trust and the Advisor informed of developments materially affecting the Trust and shall, on its own initiative, furnish to the Trust from time to time whatever information the Sub-Advisor believes appropriate for this purpose. The Sub-Advisor will periodically communicate to the Advisor, at such times as the Advisor may direct, information concerning the purchase and sale of securities for the Trust, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale is effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement. The Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Trust's investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus and Statement of Additional Information and the resolutions of the Trust's Board of Trustees.

3. Covenants. (a) In the performance of its duties under this Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of the Trustees of the Trust.

     (b) In addition, the Sub-Advisor will: (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Trust's and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In addition, the Sub-Advisor is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor or the Sub-Advisor), provided that the Sub-Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, the Sub-Advisor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

                        (ii) maintain books and records with respect to the Trust's securities transactions and will render to the Advisor and the Trust's Board of Trustees such periodic and special reports as they may request;

                        (iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the commercial department of its affiliates; and

                        (iv) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Advisor).

6. Agency Cross Transactions. From time to time, the Sub-Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Advisor or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Advisor's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Advisor.

7. Expenses. During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred by the Sub-Advisor in connection with its duties hereunder; provided that the Board of Trustees of the Trust may approve reimbursement to the Sub-Advisor of the pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Sub-Advisor who devote substantial time to the Trust operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor.

8. Compensation.

(a) The Advisor agrees to pay to the Sub-Advisor and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a monthly fee in arrears at an annual rate equal to 0.38% of the monthly advisory fees received by the Advisor. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

9. Indemnity.

(a) The Trust may, in the discretion of the Board of Trustees of the Trust, indemnify the Sub-Advisor and each of the Sub-Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust.

(b) The Trust may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above. The rights accruing to any Indemnitee under these provisions shall not` exclude any other right to which such Indemnitee may be lawfully entitled.

10. Limitation on Liability.

(a) The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 6.1 of the Declaration of Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Trust.

11. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Advisor at any time, without the payment of any penalty, upon giving the Sub-Advisor 60 days' notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Trust or the Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Advisor on 60 days' written notice (which notice may be waived by the Trust and the Advisor), and will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

12. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.


14 Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

15 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.


                        BLACKROCK ADVISORS, INC.


                        By:___________________
                           Name:
                           Title:


                        BLACKROCK FINANCIAL MANAGEMENT, INC.


                        By:___________________
                           Name:
                           Title:


                        BLACKROCK HIGH INCOME TRUST


                        By:___________________
                           Name:
                           Title:

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                 For    Against    Abstain
CIGNA HIGH INCOME SHARES                 1.  To approve an
                                         advisory agreement      |_|      |_|        |_|
This proxy will be voted as specified.   between the Fund and
If you simply sign the proxy, it will    BlackRock Advisors,
be voted in favor of the proposal.  In   Inc.  and a
their discretion, the proxies will also  sub-advisory agreement
be authorized to vote upon such other    among the Fund,
matters that may properly come before    BlackRock Advisors, Inc.
the meeting.                             and BlackRock Financial
                                         Management, Inc.

Mark box at right if an address change                                              For All
or comment has been noted on the         2.  Election of                            Nominees
reverse side of this                         Trustees.             For   Withhold   Except
card.                      |_|               Messrs. Brimmer,
CONTROL NUMBER:                              Cavanaugh, Dixon,     |_|      |_|      |_|
                                             Fabozzi, Hubbard,
Please be sure to sign and date this         LaForce, Mondale,
Proxy                                        Kapito and
                                             Schlosstein.
                        -----------------
                         Date
-----------------------------------------
                                             If you do not wish
                                             your shares voted
                                             "For" a particular
                                             nominee, mark the
     Shareholder sign here                   "For All Nominees
-----------------------------------------    Except" box and
Co-owner sign here                           strike a line
                                             through the name(s)
                                             of the nominee(s).
                                             Your shares will be
                                             voted for the
                                             remaining
                                             nominee(s).

                                             RECORD DATE SHARES:

                            CIGNA HIGH INCOME SHARES
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

   The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at a Special Meeting of Shareholders of CIGNA High Income Shares (the "Fund'), on March 1, 2005 at 8:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" the proposal. If no direction is made, this proxy will be voted FOR all items described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

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      PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
      ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

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   Please sign this proxy exactly as your name appears on the books of the
   Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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   HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

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